497(d)

                                 FT 271
              Class II, Market Leaders Growth Trust, 1998 Series
              Class II, Technology Growth Trust, 1998 Series

            Supplement to the Prospectus dated July 22, 1998

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units which, as a result of a reduction in the aggregate underlying value of the Equity Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.45 per Unit). In such case the maximum sales charge may exceed 5.5% of the Public Offering Price per Unit but in no event will the maximum sales charge exceed 6.5% of the Public Offering Price per Unit.

August 31, 1998